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                                                                    EXHIBIT 23.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 17, 1998 relating to the consolidated financial statements of Allsport Photographic plc for the year ended November 30, 1997. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Maidment Penney Quick & Co.

Maidment Penney Quick & Co.

London, England
October 28, 1999